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Exhibit 23.3

Consent of Independent Auditors

        We hereby consent to incorporation by reference in the Amendment No. 1 to the Registration Statement (on Form S-4 No. 333-116881) of our report dated February 5, 2004, relating to the financial statements of Genmab A/S, which appears in Medarex, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003.

PricewaterhouseCoopers
Statsautoriseret Revisionsinteressentskab
Copenhagen, Denmark
29 July 2004

/s/ Jens Røder
State Authorized Public Accountant

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  Exhibit 23.3
Consent of Independent Auditors